SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 16, 2017
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                            Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                         [ ]

__________________

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders

Principal Financial Group, Inc.’s (the “Company”) annual meeting of shareholders was held on May 16, 2017 (the “2017 Annual Meeting”). The matters that were voted upon at the 2016 Annual Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter, as applicable, are set forth below. Abstentions and broker non-votes were treated as being present at the meeting for the purpose of determining a quorum, but were not counted as votes.

At the 2017 Annual Meeting, the shareholders elected four Class I directors each for a term expiring at the Company’s 2020 Annual Meeting(1). In addition, the shareholders approved, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement(2). Also, the shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent auditor for 2017(3). Finally, the shareholders voted, on an advisory basis, on the frequency of future advisory votes to approve the compensation paid to the Company’s Named Executive Officers(4). This vote is advisory and not binding. The Company will publicly disclose within 150 days of the 2017 Annual Meeting its Board of Directors' determination of the frequency with which future advisory votes on executive compensation will be held.

(1)	Election of Directors

	VOTES FOR	VOTES AGAINST	ABSTAINED	BROKER NON-VOTES
Betsy J. Bernard	189,551,214	3,370,224	349,279	19,936,170
Jocelyn Carter-Miller	189,498,816	3,415,932	355,969	19,936,170
Dennis H. Ferro	190,552,367	2,348,391	369,958	19,936,170
Scott M. Mills	191,937,611	969,028	364,078	19,936,170

The directors whose terms of office continued and the years their terms expire are as follows:

Class II Directors Continuing in Office Whose Term Expires in 2018

Roger C. Hochschild
Daniel J. Houston
Elizabeth E. Tallett

Class III Directors Continuing in Office Whose Term Expires in 2019

Michael T. Dan
C. Daniel Gelatt
Sandra L. Helton
Blair C. Pickerell

The voting results were as follows:

		Votes For	Votes Against	Abstained	Broker Non-Votes

(2)	Advisory Vote on Executive Compensation	185,476,549	6,501,075	1,293,093	19,936,170
(3)	Ratification of Independent Auditors	209,534,053	2,735,944	936,890	0

		1 Year	2 Years	3 Years	Abstained
(4)	Advisory Vote on the Timing of Future Advisory Votes on Executive Compensation	171,854,304	759,697	20,113,891	542,825

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:     /s/ Karen E. Shaff
Name:    Karen E. Shaff

Title:	Executive Vice President, General Counsel and Secretary

Date:    May 22, 2017